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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________


                                   FORM 8-K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                               NOVEMBER 6, 1998
                       (DATE OF EARLIEST EVENT REPORTED)


                          VESTA INSURANCE GROUP, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


      1-12338                                             63-1097283
(COMMISSION FILE NO.)                          (IRS EMPLOYER IDENTIFICATION NO.)

3760 RIVER RUN DRIVE                                         35243
BIRMINGHAM, ALABAMA                                       (ZIP CODE)
(ADDRESS OF PRINCIPAL
 EXECUTIVE OFFICES)

                                 (205)970-7000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS.

     On November 6, 1998, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. A copy of the Letter of Intent which is the subject of such press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.    Description of Document
          ----------     -----------------------

          99.1 Press release dated November 6, 1998 issued by the registrant.

          99.2 Letter of Intent between the registrant and Alfa Mutual Insurance Company, dated November 6, 1998.


                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 6, 1998.

                                    VESTA INSURANCE GROUP, INC.


                                    /s/ Donald W. Thornton
                                    -------------------------
                                    By: Donald W. Thornton
                                    Its: Senior Vice President - General Counsel
                                         and Secretary

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